                                   B Y L A W S
                                       OF
                                   MGi2, INC.



                                                          DATED: April 7, 2000


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                                TABLE OF CONTENTS

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
                                       ARTICLE 1.
                                       Offices


Section  1.1      Offices........................................................................1

                                      ARTICLE 2.
                              Stockholders' Meetings

Section  2.1      Annual Meeting.................................................................1
Section  2.2      Special Meetings...............................................................1
Section  2.3      Notice of Meetings and Adjourned Meetings......................................1
Section  2.4      Voting Lists...................................................................2
Section  2.5      Quorum.........................................................................2
Section  2.6      Organization...................................................................3
Section  2.7      Voting.........................................................................3
Section  2.8      Stockholders Entitled to Vote..................................................4
Section  2.9      Order of Business..............................................................4
Section  2.10     Authorization of Proxies.......................................................5
Section  2.11     No Stockholder Consents........................................................6

                                   ARTICLE 3.
                                   Directors

Section  3.1      Management.....................................................................6
Section  3.2      Number and Term................................................................6
Section  3.3      Quorum and Manner of Action....................................................6
Section  3.4      Vacancies......................................................................7
Section  3.5      Resignations...................................................................7
Section  3.6      Removals.......................................................................7
Section  3.7      Annual Meetings................................................................7
Section  3.8      Regular Meetings...............................................................8
Section  3.9      Special Meetings...............................................................8
Section  3.10     Organization of Meetings.......................................................8
Section  3.11     Place of Meetings..............................................................8
Section  3.12     Action by Unanimous Written Consent............................................8
Section  3.13     Participation in Meetings by Telephone.........................................8
Section  3.14     Nominations....................................................................9

                                     ARTICLE 4.
                             Committees of the Board

Section  4.1      Membership and Authorities....................................................10
Section  4.2      Minutes.......................................................................10
Section  4.3      Vacancies.....................................................................10
Section  4.4      Telephone Meetings............................................................10
Section  4.5      Action Without Meeting........................................................11


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                                  ARTICLE 5.
                                   Officers

Section  5.1      Number and Title..............................................................11
Section  5.2      Term of Office; Vacancies.....................................................11
Section  5.3      Removal of Elected Officers...................................................11
Section  5.4      Resignations..................................................................11
Section  5.5      The Chairman of the Board.....................................................12
Section  5.6      Chief Executive Officer.......................................................12
Section  5.7      President, Managing Directors  and Vice Presidents............................12
Section  5.8      Secretary.....................................................................12
Section  5.9      Assistant Secretaries.........................................................13
Section  5.10     Treasurer.....................................................................13
Section  5.11     Assistant Treasurers..........................................................13
Section  5.12     Subordinate Officers..........................................................14
Section  5.13     Salaries and Compensation.....................................................14

                                   ARTICLE 6.
                                 Capital Stock

Section  6.1      Certificates of Stock.........................................................14
Section  6.2      Lost Certificates.............................................................15
Section  6.3      Fixing Date for Determination of Stockholders of Record for Certain Purposes..15
Section  6.4      Dividends.....................................................................15
Section  6.5      Transfer of Stock.............................................................16

                                  ARTICLE 7.
                            Miscellaneous Provisions

Section  7.1      Fiscal Year...................................................................16
Section  7.2      Checks, Drafts, Notes.........................................................16
Section  7.3      Notice and Waiver of Notice...................................................16
Section  7.4      Examination of  Books and Records.............................................17
Section  7.5      Voting Upon Shares Held by  the Corporation...................................17
Section  7.6      Interested Directors and Officers.............................................17

                                 ARTICLE 8.
                              Indemnification

Section  8.1      Third Party Actions...........................................................18
Section  8.2      Actions By or in the Right of the Corporation.................................19
Section  8.3      Expenses......................................................................20
Section  8.4      Non-exclusivity...............................................................20
Section  8.5      Insurance.....................................................................20
Section  8.6      Survival......................................................................21
Section  8.7      Amendment.....................................................................21
Section  8.8      Definitions...................................................................21
Section  8.9      Limitation for Disabling Conduct..............................................22


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                                  ARTICLE 9.
                                  Amendments

Section  9.1      Amendments....................................................................23
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                                      -iii-

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                                   MGi2, INC.


                                  B Y L A W S

                                   ARTICLE 1.

                                    OFFICES

                  SECTION 1.1 OFFICES. The Corporation may have offices at such places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE 2.
                             STOCKHOLDERS' MEETINGS

                  SECTION 2.1 ANNUAL MEETING. The annual meeting of the holders of shares of each class or series of stock as are entitled to notice thereof and to vote thereat pursuant to applicable law and the Corporation's Certificate of Incorporation for the purpose of electing Directors and transacting such other proper business as may come before it shall be held in each year, at such time, on such day and at such place, within or without the State of Delaware, as may be designated by the Board of Directors.

                  SECTION 2.2 SPECIAL MEETINGS. In addition to such special meetings as are provided by law or the Corporation's Certificate of Incorporation, special meetings of the holders of any class or series or of all classes or series of the Corporation's stock for any purpose or purposes, may be called at any time by the Board of Directors (as provided herein) and may be held on such day, at such time and at such place, within or without the State of Delaware, as shall be designated by the Board of Directors. Special meetings of the stockholders of the Corporation may be called only by the Chairman of the Board of Directors or if one has not been designated, by the Chief Executive Officer and shall be called within ten (10) days after receipt of the written request of the Board of Directors, pursuant to a resolution approved by a majority of the whole Board of Directors.

                  SECTION 2.3 NOTICE OF MEETINGS AND ADJOURNED MEETINGS. Except as otherwise provided by law, written notice of any meeting of Stockholders (i) shall be given either by personal delivery or by mail to each Stockholder of record entitled to vote thereat, (ii) shall be in such form as is approved by the Board of Directors, and (iii) shall state the date, place and hour of the meeting, and, in the case of a special meeting, the purpose or purposes


                                       -1-
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for which the meeting is called. Unless otherwise provided by law, such written notice shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting. Except when a Stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened, presence in person or by proxy of a Stockholder shall constitute a waiver of notice of such meeting. Further, a written waiver of any notice required by law or by these Bylaws, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Except as otherwise provided by law, the business that may be transacted at any such meeting shall be limited to and consist of the purpose or purposes stated in such notice. If a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken; PROVIDED, HOWEVER, that if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote at the meeting.

                  SECTION 2.4 VOTING LISTS. The officer or agent having charge of the stock transfer books for shares of the Corporation shall keep a complete list of Stockholders entitled to vote at meetings or any adjournments thereof, arranged in alphabetical order, in accordance with applicable law and shall make same available prior to and during each Stockholders' meeting for inspection by the Corporation's Stockholders as required by law. The Corporation's original stock transfer books shall be PRIMA FACIE evidence as to who are the Stockholders entitled to examine such list or transfer books or to vote at any meeting of Stockholders.

                  SECTION 2.5 QUORUM. Except as otherwise provided by law or by the Corporation's Certificate of Incorporation, the holders of a majority of the Corporation's stock issued and outstanding and entitled to vote at a meeting, present in person or represented by proxy, without regard to class or series, shall constitute a quorum at all meetings of the Stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the Stockholders, the holders of a majority of such shares of stock, present in person or represented by proxy, may adjourn any meeting from time to time without notice other than announcement at the meeting, except as otherwise required by these Bylaws, until a quorum shall be present or represented. At any such


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adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally called.

                  SECTION 2.6 ORGANIZATION. Meetings of the Stockholders shall be presided over by the Chairman of the Board of Directors, if one shall be elected, or in his absence, by the Chief Executive Officer, President or by any Managing Director or Vice President, or, in the absence of any of such officers, by a chairman to be chosen by a majority of the Stockholders entitled to vote at the meeting who are present in person or by proxy. The Secretary, or, in his absence, any Assistant Secretary or any person appointed by the individual presiding over the meeting, shall act as secretary at meetings of the Stockholders.

                  SECTION 2.7 VOTING. Each Stockholder of record, as determined pursuant to Section 2.8, who is entitled to vote in accordance with the terms of the Corporation's Certificate of Incorporation and in accordance with the provisions of these Bylaws, shall be entitled to one vote, in person or by proxy, for each share of stock registered in his name on the books of the Corporation. The right to cumulate votes in the election of Directors shall be expressly prohibited. Every Stockholder entitled to vote at any Stockholders' meeting may authorize another person or persons to act for him by proxy pursuant to Section 2.10, provided that no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. A Stockholder's attendance at any meeting shall not have the effect of revoking a previously granted proxy unless such Stockholder shall in writing so notify the Secretary of the meeting prior to the voting of the proxy. Unless otherwise provided by law, no vote on the election of Directors or any question brought before the meeting need be by ballot unless the chairman of the meeting shall determine that it shall be by ballot or the holders of a majority of the shares of stock present in person or by proxy and entitled to participate in such vote shall so demand. In a vote by ballot, each ballot shall state the number of shares voted and the name of the Stockholder or proxy voting. Except as otherwise provided by law, by the Corporation's Certificate of Incorporation or these Bylaws, all elections of Directors and all other matters before the Stockholders shall be decided by the vote of the holders of a majority of the shares of stock present in person or by proxy at the meeting and entitled to vote in the election or on the question.


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                  SECTION 2.8 STOCKHOLDERS ENTITLED TO VOTE. The Board of
Directors may fix a date not more than sixty (60) days nor less than ten (10) days prior to the date of any meeting of Stockholders, or, in the case of corporate action by written consent, not prior to the date upon which the resolution of the Board of Directors fixing the record date is adopted and not more than ten (10) days after the date upon which the resolution of the Board of Directors fixing the record date is adopted, as a record date for the determination of the Stockholders entitled to notice of and to vote at such meeting and any adjournment thereof, or to act by written consent, and in each case such Stockholders and only such Stockholders as shall be Stockholders of record on the date so fixed shall be entitled to notice of and to vote at such meeting and any adjournment thereof, or to act by written consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after such record date fixed as aforesaid.

                  SECTION 2.9 ORDER OF BUSINESS. The order of business at all meetings of Stockholders shall be as determined by the chairman of the meeting or as is otherwise determined by the vote of the holders of a majority of the shares of stock present in person or by proxy and entitled to vote without regard to class or series at the meeting.

                  At an annual meeting of the Stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a Stockholder. For business to be properly brought before an annual meeting by a Stockholder, the Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a Stockholder's notice must be delivered to or mailed to and received at the principal executive offices of the Corporation not less than eighty (80) days prior to the meeting; PROVIDED, HOWEVER, that in the event that less than ninety
(90) days' notice or prior public disclosure of the date of the meeting is given or made to Stockholders, notice by the Stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the date on which such notice of the date of the annual meeting was mailed or such public disclosure made.

                  A Stockholder's notice to the Secretary shall set forth as to each matter the Stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the


                                       -4-
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Corporation's books, of the Stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the Stockholder, and (d) any material interest of the Stockholder in such business. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 2.9.

                  The presiding officer of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with this Section 2.9, and if the presiding officer should so determine, the presiding officer shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

                  SECTION 2.10 AUTHORIZATION OF PROXIES. Without limiting the manner in which a Stockholder may authorize another person or persons to act for him as proxy, the following are valid means of granting such authority. A Stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the Stockholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature. A Stockholder may also authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telecopy, telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telecopy, telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telecopy, telegram, cablegram or other electronic transmission was authorized by the Stockholder. If it is determined that such telecopies, telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.


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                  SECTION 2.11 NO STOCKHOLDER CONSENTS. After April 1, 2000, any
action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing of such stockholders.

                                   ARTICLE 3.
                                    DIRECTORS

                  SECTION 3.1 MANAGEMENT. The property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all powers of the Corporation and do all lawful acts and things as are not by law, by the Corporation's Certificate of Incorporation or by these Bylaws, directed or required to be exercised or done by the Stockholders.

                  SECTION 3.2 NUMBER AND TERM. The number of Directors may be fixed from time to time by resolution of the Board of Directors adopted by the affirmative vote of a majority of the members of the entire Board of Directors, but shall consist of not less than one (1) member nor more than fifteen (15) members who shall be elected annually by the Stockholders except as provided in
Section 3.4. Directors need not be Stockholders. No decrease in the number of Directors shall have the effect of shortening the term of office of any incumbent Director.

                  SECTION 3.3 QUORUM AND MANNER OF ACTION. At all meetings of the Board of Directors a majority of the total number of Directors holding office shall constitute a quorum for the transaction of business AND THE ACT OF A MAJORITY OF THE DIRECTORS PRESENT AT ANY MEETING AT WHICH THERE IS A QUORUM SHALL BE THE ACT OF THE BOARD OF DIRECTORS, EXCEPT AS MAY BE OTHERWISE SPECIFICALLY PROVIDED BY LAW, BY THE CORPORATION'S CERTIFICATE OF INCORPORATION OR THESE BYLAWS. WHEN THE BOARD OF DIRECTORS CONSISTS OF ONE DIRECTOR, THE ONE DIRECTOR SHALL CONSTITUTE A MAJORITY AND A QUORUM. IF AT ANY MEETING OF THE BOARD OF DIRECTORS THERE SHALL BE LESS THAN A QUORUM PRESENT, A MAJORITY OF THOSE PRESENT MAY ADJOURN THE MEETING FROM TIME TO TIME UNTIL A QUORUM IS OBTAINED, AND NO FURTHER NOTICE THEREOF NEED BE GIVEN OTHER THAN BY ANNOUNCEMENT AT SUCH ADJOURNED MEETING. ATTENDANCE BY A DIRECTOR AT A MEETING SHALL CONSTITUTE A WAIVER OF NOTICE OF SUCH MEETING EXCEPT WHERE A DIRECTOR ATTENDS A MEETING FOR THE EXPRESS PURPOSE OF OBJECTING, AT THE BEGINNING OF THE MEETING, TO THE TRANSACTION OF ANY BUSINESS ON THE GROUND THAT THE MEETING IS NOT LAWFULLY CALLED OR CONVENED.


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                  SECTION 3.4 VACANCIES. Except as otherwise provided by law or the Corporation's Certificate of Incorporation, in the case of any increase in the authorized number of Directors or of any vacancy in the Board of Directors, however created, the additional Director or Directors may be elected, or, as the case may be, the vacancy or vacancies may be filled by majority vote of the Directors remaining on the whole Board of Directors although less than a quorum, or by a sole remaining Director. In the event one or more Directors shall resign, effective at a future date, such vacancy or vacancies shall be filled by a majority of the Directors who will remain on the whole Board of Directors, although less than a quorum, or by a sole remaining Director. Any Director elected or chosen as provided herein shall serve until the sooner of: (i) the unexpired term of the directorship to which he is appointed; (ii) until his successor is elected and qualified; or (iii) until his earlier resignation or removal.

                  SECTION 3.5 RESIGNATIONS. A Director may resign at any time upon written notice of resignation to the Corporation. Any resignation shall be effective immediately unless a certain effective date is specified therein, in which event it will be effective upon such date and acceptance of any resignation shall not be necessary to make it effective.

                  SECTION 3.6 REMOVALS. Any Director or the entire Board of Directors may be removed only with cause, and another person or persons may be elected to serve for the remainder of his or their term by the holders of a majority of the shares of the Corporation entitled to vote in the election of Directors unless a higher percentage is required in the Certificate of Incorporation of the Corporation. In case any vacancy so created shall not be filled by the Stockholders at such meeting, such vacancy may be filled by the Directors as provided in Section 3.4.

                  SECTION 3.7 ANNUAL MEETINGS. The annual meeting of the Board of Directors shall be held, if a quorum be present, immediately following each annual meeting of the Stockholders at the place such meeting of Stockholders took place, for the purpose of organization and transaction of any other business that might be transacted at a regular meeting thereof, and no notice of such meeting shall be necessary. If a quorum is not present, such annual meeting may be held at any other time or place that may be specified in a notice given in the manner provided in Section 3.9 for special meetings of the Board of Directors or in a waiver of notice thereof.


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                  SECTION 3.8 REGULAR MEETINGS. Regular meetings of the Board of
Directors may be held without notice at such places and times as shall be determined from time to time by resolution of the Board of Directors. Except as otherwise provided by law, any business may be transacted at any regular meeting of the Board of Directors.

                  SECTION 3.9 SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chief Executive Officer, President, or by the Secretary on the written request of one-third (1/3) of the members of the whole Board of Directors stating the purpose or purposes of such meeting. Notices of special meetings, if mailed, shall be mailed to each Director not later than two
(2) days before the day the meeting is to be held or if otherwise given in the manner permitted by these Bylaws, not later than the day before such meeting. Neither the business to be transacted at, nor the purpose of, any special meeting need be specified in any notice or written waiver of notice unless so required by the Corporation's Certificate of Incorporation or by these Bylaws. Any and all business may be transacted at a special meeting, unless limited by law, the Corporation's Certificate of Incorporation or by these Bylaws.

                  SECTION 3.10 ORGANIZATION OF MEETINGS. At any meeting of the Board of Directors, business shall be transacted in such order and manner as such Board of Directors may from time to time determine, and all matters shall be determined by the vote of a majority of the Directors present at any meeting at which there is a quorum, except as otherwise provided by these Bylaws or required by law.

                  SECTION 3.11 PLACE OF MEETINGS. The Board of Directors may hold their meetings and have one or more offices, and keep the books of the Corporation, outside the State of Delaware, at any office or offices of the Corporation, or at any other place as they may from time to time by resolution determine.

                  SECTION 3.12 ACTION BY UNANIMOUS WRITTEN CONSENT. Unless otherwise restricted by law, the Corporation's Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or the committee.

                  SECTION 3.13 PARTICIPATION IN MEETINGS BY TELEPHONE. Unless otherwise restricted by the Corporation's Certificate of Incorporation or these Bylaws, members of the Board of Directors or of any committee thereof may participate in a meeting of such Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting in such manner shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

                  SECTION 3.14 NOMINATIONS. Subject to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, nominations for the election of Directors may be made by the Board of Directors or a committee appointed by the Board of Directors or by any Stockholder entitled to vote in the election of Directors generally. Any Stockholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at a meeting only if written notice of such Stockholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation not later than eighty (80) days prior to the date of any annual or special meeting. In the event that the date of such annual or special meeting was not publicly announced by the Corporation by mail, press release or otherwise more than ninety (90) days prior to the meeting, notice by the Stockholder to be timely must be delivered to the Secretary of the Corporation not later than the close of business on the tenth (10th) day following the day on which such announcement of the date of the meeting was communicated to the Stockholders.

                  Each such notice shall set forth: (a) the name and address of the Stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the Stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the Stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Stockholder; (d) such other information regarding each nominee proposed by such Stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors, and (e) the consent of each nominee to serve as a Director of the Corporation if so elected.


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                  If the presiding officer of the meeting for the election of
Directors determines that a nomination of any candidate for election as a Director at such meeting was not made in accordance with the applicable provisions of these Bylaws, such nomination shall be void.

                                   ARTICLE 4.
                             COMMITTEES OF THE BOARD

                  SECTION 4.1 MEMBERSHIP AND AUTHORITIES. The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board of Directors, designate one (1) or more Directors to constitute such committees as the Board of Directors may determine, each of which committee to the extent provided in said resolution or resolutions or in these Bylaws, shall have and may exercise all the powers of the Board of Directors in the management of the business and affairs of the Corporation, except in those cases where the authority of the Board of Directors is specifically denied to such committee or committees by law, the Corporation's Certificate of Incorporation or these Bylaws, and may authorize the seal of the Corporation to be affixed to all papers that may require it. The designation of a committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law.

                  SECTION 4.2 MINUTES. Each committee designated by the Board of Directors shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.

                  SECTION 4.3 VACANCIES. The Board of Directors may designate one (1) or more of its members as alternate members of any committee who may replace any absent or disqualified member at any meeting of such committee. If no alternate members have been appointed, the committee member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, and to dissolve, any committee.

                  SECTION 4.4 TELEPHONE MEETINGS. Members of any committee designated by the Board of Directors may participate in or hold a meeting by use of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to

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this Section 4.4 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                  SECTION 4.5 ACTION WITHOUT MEETING. Any action required or permitted to be taken at a meeting of any committee designated by the Board of Directors may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the committee and filed with the minutes of the committee proceedings. Such consent shall have the same force and effect as a unanimous vote at a meeting.

                                   ARTICLE 5.
                                    OFFICERS

                  SECTION 5.1 NUMBER AND TITLE. The elected officers of the Corporation shall be chosen by the Board of Directors and shall be a Chief Executive Officer, a Secretary and a Treasurer. The Board of Directors may also choose a Chairman of the Board, who must be a Board member of the Board of Directors, a President, Managing Directors, Vice Presidents, Assistant Secretaries and/or Assistant Treasurers and such other officers as may be established and approved by the Board of Directors. One person may hold any two or more of these offices and any one or more of the Vice Presidents may be designated as an Executive Vice President or Senior Vice President.

                  SECTION 5.2 TERM OF OFFICE; VACANCIES. So far as is practicable, all elected officers shall be elected by the Board of Directors at the annual meeting of the Board of Directors in each year, and except as otherwise provided in this Article 5, shall hold office until the next such meeting of the Board of Directors in the subsequent year and until their respective successors are elected and qualified or until their earlier resignation or removal. All appointed officers shall hold office at the pleasure of the Board of Directors. If any vacancy shall occur in any office, the Board of Directors may elect or appoint a successor to fill such vacancy for the remainder of the term.

                  SECTION 5.3 REMOVAL OF ELECTED OFFICERS. Any elected officer may be removed at any time, with or without cause, by affirmative vote of a majority of the whole Board of Directors, at any regular meeting or at any special meeting called for such purpose.

                  SECTION 5.4 RESIGNATIONS. Any officer may resign at any time upon written notice of resignation to the Chief Executive Officer, Secretary or Board of Directors of the Corporation. Any resignation shall be effective immediately unless a date certain is specified for it to take effect, in which event it shall be effective upon such date, and acceptance of any resignation shall not be necessary to make it effective, irrespective of whether the resignation is tendered subject to such acceptance.

                  SECTION 5.5 THE CHAIRMAN OF THE BOARD. The Chairman of the Board, if one shall be elected, shall preside at all meetings of the Stockholders and Board of Directors. In addition, the Chairman of the Board shall perform whatever duties and shall exercise all powers that are given to him by the Board of Directors.

                  SECTION 5.6 CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall be the chief executive officer of the Corporation; shall (in the absence of the Chairman of the Board, if one be elected) preside at meetings of the Stockholders and Board of Directors; shall be EX OFFICIO a member of all standing committees; shall have general and active management of business of the corporation; shall implement the general directives, plans and policies formulated by the Board of Directors; and shall further have such duties, responsibilities and authorities as may be assigned to him by the Board of Directors. He may sign, with any other proper officer, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts and other documents which the Board of Directors has authorized to be executed, except where required by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors or these Bylaws, to some other officer or agent of the Corporation.

                  SECTION 5.7 PRESIDENT, MANAGING DIRECTORS AND VICE PRESIDENTS. The President, Managing Directors and Vice Presidents shall have such powers and duties as may be assigned to them by these Bylaws and as may from time to time be assigned to them by the Board of Directors and may sign, with any other proper officer, certificates for shares of the Corporation; PROVIDED, HOWEVER, that a Managing Director, as such, shall not be a member of the Board of Directors by reason of holding such office; PROVIDED, FURTHER, that there shall be no prohibition on a Managing Director also serving on the Corporation's Board of Directors.
                  SECTION 5.8 SECRETARY. The Secretary, if available, shall attend all meetings of the Board of Directors and all meetings of the Stockholders and record the proceedings of the meetings in a book to be kept for that purpose and shall perform like duties for any committee of the Board of Directors as shall designate him to serve. He shall give, or cause to be given, notice of all meetings of the Stockholders and meetings of the Board of Directors and committees thereof and shall perform such other duties incident to the office of secretary or as may be prescribed by the Board of Directors or the Chief Executive Officer, under whose supervision he shall be. He shall have custody of the corporate seal of the Corporation and he, or any Assistant Secretary, or any other person whom the Board of Directors may designate, shall have authority to affix the same to any instrument requiring it, and when so affixed it may be attested by his signature or by the signature of any Assistant Secretary or by the signature of such other person so affixing such seal.

                  SECTION 5.9 ASSISTANT SECRETARIES. Each Assistant Secretary shall have the usual powers and duties pertaining to his office, together with such other powers and duties as may be assigned to him by the Board of Directors, the Chief Executive Officer or the Secretary. The Assistant Secretary or such other person as may be designated by the Chief Executive Officer shall exercise the powers of the Secretary during that officer's absence or inability to act.

                  SECTION 5.10 TREASURER. The Treasurer shall have the custody of and be responsible for the corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements in the books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation and he shall perform all other duties incident to the position of Treasurer, or as may be prescribed by the Board of Directors or the Chief Executive Officer. If required by the Board of Directors, he shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

                  SECTION 5.11 ASSISTANT TREASURERS. Each Assistant Treasurer shall have the usual powers and duties pertaining to his office, together with such other powers and duties as may be assigned to him by the Board of

Directors, the Chief Executive Officer or the Treasurer. The Assistant Treasurer or such other person designated by the Chief Executive Officer shall exercise the power of the Treasurer during that officer's absence or inability to act.

                  SECTION 5.12 SUBORDINATE OFFICERS. The Board of Directors may
(i) appoint such other subordinate officers and agents as it shall deem necessary who shall hold their offices for such terms, have such authority and perform such duties as the Board of Directors may from time to time determine, or (ii) delegate to any committee or officer the power to appoint any such subordinate officers or agents.

                  SECTION 5.13 SALARIES AND COMPENSATION. The salary or other compensation of officers shall be fixed from time to time by the Board of Directors. The Board of Directors may delegate to any committee or officer the power to fix from time to time the salary or other compensation of subordinate officers and agents appointed in accordance with the provisions of Section 5.12.

                                   ARTICLE 6.
                                  CAPITAL STOCK

                  SECTION 6.1 CERTIFICATES OF STOCK. Certificates of stock shall be issued to each Stockholder certifying the number of shares owned by him in the Corporation and shall be in a form not inconsistent with the Certificate of Incorporation and as approved by the Board of Directors. The certificates shall be signed by the Chairman of the Board, the Chief Executive Officer, the President, a Managing Director or a Vice President and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer and may be sealed with the seal of the Corporation or a facsimile thereof. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

                  If the Corporation shall be authorized to issue more than one
(1) class of stock or more than one (1) series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided by statute, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each Stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

                  SECTION 6.2 LOST CERTIFICATES. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the owner of such certificate or his legal representative. When authorizing the issuance of a new certificate, the Board of Directors may in its discretion, as a condition precedent to the issuance thereof, require the owner, or his legal representative, to give a bond in such form and substance with such surety as it may direct, to indemnify the Corporation against any claim that may be made on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

                  SECTION 6.3 FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD FOR CERTAIN PURPOSES. In order that the Corporation may determine the Stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of capital stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days prior to the date of payment of such dividend or other distribution or allotment of such rights or the date when any such rights in respect of any change, conversion or exchange of stock may be exercised or the date of such other action. In such a case, only Stockholders of record on the date so fixed shall be entitled to receive any such dividend or other distribution or allotment of rights or to exercise such rights or for any other purpose, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

                  If no record date is fixed, the record date for determining Stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

                  SECTION 6.4 DIVIDENDS. Subject to the provisions of the Corporation's Certificate of Incorporation, if any, and except as otherwise provided by law, the Directors may declare dividends upon the capital stock of the Corporation as and when they deem it to be expedient. Such dividends may be paid in cash, in property or in shares of the Corporation's capital stock. Before declaring any dividend there may be set apart out of the funds of the Corporation available for dividends, such sum or sums as the Directors from time to time in their discretion think proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends, or for such other purposes as the Directors shall determine to be conducive to the interests of the Corporation and the Directors may modify or abolish any such reserve in the manner in which it was created.

                  SECTION 6.5 TRANSFER OF STOCK. Transfers of shares of the capital stock of the Corporation shall be made only on the books of the Corporation by the registered owners thereof, or by their legal representatives or their duly authorized attorneys. Upon any such transfers, the old certificates shall be surrendered to the Corporation by the delivery thereof to the person in charge of the stock transfer books and ledgers, by whom they shall be cancelled and new certificates shall thereupon be issued.

                                   ARTICLE 7.
                            MISCELLANEOUS PROVISIONS

                  SECTION 7.1 FISCAL YEAR. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

                  SECTION 7.2 CHECKS, DRAFTS, NOTES. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner as shall from time to time be determined by resolution (whether general or special) of the Board of Directors or may be prescribed by any officer or officers, or any officer and agent jointly, thereunto duly authorized by the Board of Directors.

                  SECTION 7.3 NOTICE AND WAIVER OF NOTICE. Whenever notice is required to be given to any Director or Stockholder under the provisions of applicable law, the Corporation's Certificate of Incorporation or these Bylaws, such notice shall be in writing and delivered either (i) personally or (ii) by registered or certified mail or (iii) by telegram, telecopy, or similar facsimile means (delivered during the recipient's regular business hours). Such notice shall be sent to such Director or Stockholder at the address or telecopy number as it appears on the records of the Corporation, unless prior to the sending of such notice he has designated, in a written request to the Secretary of the Corporation, another address or telecopy number to which notices are to be sent. Notices shall be deemed given when received, if sent by telegram, telex, telecopy or similar facsimile means (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by telex, telecopy or other facsimile means); and when delivered and receipted for (or upon the date of attempted delivery where delivery is refused), if hand-delivered, sent by express courier or delivery service or sent by certified or registered mail. Whenever notice is required to be given under any provision of law, the Corporation's Certificate of Incorporation or these Bylaws, a waiver thereof in writing, by telegraph, cable or other form of recorded communication, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Stockholders, Directors, or members of a committee of Directors need be specified in any written waiver of notice unless so required by the Corporation's Certificate of Incorporation or these Bylaws.

                  SECTION 7.4 EXAMINATION OF BOOKS AND RECORDS. The Board of Directors shall determine from time to time whether, and if allowed, when and under what conditions and regulations the accounts and books of the Corporation (except such as may by statute be specifically opened to inspection) or any of them shall be open to inspection by the Stockholders, and the Stockholders' rights in this respect are and shall be restricted and limited accordingly.

                  SECTION 7.5 VOTING UPON SHARES HELD BY THE CORPORATION. Unless otherwise provided by law or by the Board of Directors, the Chairman of the Board of Directors, if one shall be elected, or the President, if a Chairman of the Board of Directors shall not be elected, acting on behalf of the Corporation, shall have full power and authority to attend and to act and to vote at any meeting of Stockholders of any corporation in which the Corporation may hold stock and, at any such meeting, shall possess and may exercise any and all of the rights and powers incident to the ownership of such stock which, as the owner thereof, the Corporation might have possessed and exercised, if present. The Board of Directors by resolution from time to time may confer like powers upon any person or persons.

                  SECTION 7.6 INTERESTED DIRECTORS AND OFFICERS. (a) No contract or transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its Directors or officers are Directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purposes, if;

                  (i) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum; or

                  (ii) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Stockholders entitled to vote thereon, and the contract for transaction is specifically approved in good faith by vote of the Stockholders; or

                  (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the Stockholder.

                  (b) Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                                   ARTICLE 8.
                                 INDEMNIFICATION

                  SECTION 8.1 THIRD PARTY ACTIONS. The Corporation (i) shall, to the maximum extent permitted from time to time under the laws of the State of Delaware, indemnify every person who is or was a party or is or was threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation or any of its direct or indirect subsidiaries or is or was serving at the request of the Corporation or any of its direct or indirect subsidiaries as a director, officer or fiduciary of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and (ii) may, to the maximum extent permitted from time to time under the laws of the State of Delaware, indemnify every person who is or was a party or is or was threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was an employee or agent of the Corporation or any of its direct or indirect subsidiaries or is or was serving at the request of the Corporation or any of its direct or indirect subsidiaries as an employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including counsel fees), judgments, fines and amounts paid or owed in settlement, actually and reasonably incurred by such person or rendered or levied against such person in connection with such action, suit or proceeding, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of NOLO CONTENDERE or its equivalent shall not, in itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal action or proceeding, that the person had reasonable cause to believe that his conduct was unlawful. Any person seeking indemnification under this Section 8.1 shall be deemed to have met the standard of conduct required for such indemnification unless the contrary is established.

                  SECTION 8.2 ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation (i) shall, to the maximum extent permitted from time to time under the laws of the State of Delaware, indemnify every person who is or was a party or who is or was threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation or any of its direct or indirect subsidiaries or is or was serving at the request of the Corporation or any of its direct or indirect subsidiaries as a director, officer or fiduciary of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and (ii) may, to the maximum extent permitted from time to time under the laws of the State of Delaware, indemnify every person who is or was a party or who is or was threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was an employee or agent of the Corporation or any of its direct or indirect subsidiaries or is or was serving at the request of the Corporation or any of its direct or indirect subsidiaries as an employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, AGAINST expenses (including counsel fees) actually and reasonably incurred by such person in connection with the defense or settlement or such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; PROVIDED, HOWEVER, that no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification.

                  SECTION 8.3 EXPENSES. Expenses incurred by a director or officer of the Corporation or any of its direct or indirect subsidiaries in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article 8. Such expenses incurred by other employees and agents of the Corporation and other persons eligible for indemnification under this Article 8 may be paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

                  SECTION 8.4 NON-EXCLUSIVITY. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article 8 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any provision of law, the Certificate of Incorporation, the certificate of incorporation or bylaws or other governing documents of any direct or indirect subsidiary of the Corporation, under any agreement, vote of stockholders or disinterested directors or under any policy or policies of insurance maintained by the Corporation on behalf of any person or otherwise, both as to action in his official capacity and as to action in another capacity while holding any of the positions or having any of the relationships referred to in this Article 8.

                  SECTION 8.5 INSURANCE. The Board of Directors may authorize, by a vote of the majority of the whole Board, the Corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article 8.

                  SECTION 8.6 SURVIVAL. The provisions of this Article 8 shall continue as to any person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of the estate, executors, administrators, heirs, legatees and devisees of any person entitled to indemnification under this Article 8.

                  SECTION 8.7 AMENDMENT. No amendment, modification or repeal of this Article 8 or any provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future director or officer of the Corporation to be indemnified by the Corporation, nor the obligation of the Corporation to indemnify any such director or officer, under and in accordance with the provisions of this Article 8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising, in whole or in part, from a state of facts extant on the date of, or relating to matters occurring prior to, such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

                  SECTION 8.8 DEFINITIONS. For purposes of this Article 8, (i) reference to any person shall include the estate, executors, administrators, heirs, legatees and devisees of such person, (ii) "employee benefit plan" and "fiduciary" shall be deemed to include, but not be limited to, the meaning set forth, respectively, in sections 3(3) and 21(A) of the Employee Retirement Income Security Act of 1974, as amended, (iii) references to the judgments, fines and amounts paid or owed in settlement or rendered or levied shall be deemed to encompass and include excise taxes required to be paid pursuant to applicable law in respect of any transaction involving an employee benefit plan and (iv) references to the Corporation shall be deemed to include any predecessor corporation or entity and any constituent corporation or entity absorbed in a merger, consolidation or other reorganization of or by the Corporation which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents and fiduciaries so that any person who was a director, officer, employee, agent or fiduciary of such predecessor or constituent corporation or entity, or served at the request of such predecessor or constituent corporation or entity as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article 8 with respect to the

Corporation as such person would have with respect to such predecessor or constituent corporation or entity if its separate existence had continued.

                  SECTION 8.9 LIMITATION FOR DISABLING CONDUCT.

                  (a) Notwithstanding anything to the contrary in Section 8.1 or
8.2 hereof, the Corporation may not indemnify any director or officer of the Corporation against any liability, nor shall any director or officer of the Corporation be exculpated from any liability, to the Corporation or its stockholders to which such director or officer might otherwise be subject by reason of "disabling conduct" (as hereinafter defined). Accordingly, each determination with respect to the permissibility of indemnification of a director or officer of the Corporation because such director or officer has met the applicable standard of conduct shall include a determination that the liability for which such indemnification is sought did not arise by reason of such person's disabling conduct. The determination required by this Section 8.9(a) may be based on:

                  (i) a final decision on the merits by a court or other body before whom the action, suit or proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct; or

                  (ii) in the absence of such a decision, a reasonable determination, based on a review of the facts, that the person to be indemnified was not liable by reason of such person's disabling conduct by: (A) the vote of a majority of a quorum of directors who are "disinterested, non-party directors" (as hereinafter defined); or (B) an "independent legal counsel" (as hereinafter defined) in a written opinion. In making such determination, such disinterested, non-party directors or independent legal counsel, as the case may be, may deem the dismissal for insufficiency of evidence of any disabling conduct of either a court action or an administrative proceeding against a person to be indemnified to provide reasonable assurance that such person was not liable by reason of disabling conduct.

                  (b) For the purpose of this Section 8.9:

                  (i) "disabling conduct" of a director or officer shall mean such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office or any other conduct prohibited under Section 17(h) of the 1940 Act or any other applicable securities laws;

                  (ii) "disinterested, non-party director" shall mean a director of the Corporation who is neither an "interested person" of the Corporation as defined in Section 2(a)(19) of the 1940 Act nor a party to the action, suit or proceeding in connection with which indemnification is sought;

                  (iii) "independent legal counsel" shall mean an attorney-at-law admitted to practice in one or more jurisdictions of the United States who is not, and for at least two (2) years prior to his or her engagement to render the opinion in question has not been, employed or retained by the Corporation, by any investment adviser to or principal underwriter for the Corporation, or by any person affiliated with any of the foregoing; and

                  (c) The Corporation may advance legal fees and other expenses to or for the benefit of a director or officer of the Corporation pursuant to
Section 8.3 hereof so long as, in addition to the other requirements therefor, the Corporation either:

                  (i) obtains security for the advance from the person to be indemnified;

                  (ii) has insurance against losses arising by reason of lawful advances; or

                  (iii) it shall be determined, pursuant to the means set forth in Section 8.9(a)(ii) hereof, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

                  (d) Notwithstanding anything to the contrary in Section 8.5 hereof, the Corporation may not obtain insurance for the purpose of indemnifying any disabling conduct.

                                 ARTICLE 9.
                                 AMENDMENTS

                  SECTION 9.1 AMENDMENTS. Except as otherwise expressly provided in the Corporation's Certificate of Incorporation, the Directors, by the affirmative vote of a majority of the entire Board of Directors and without the assent or vote of the Stockholders, may at any meeting make, repeal, alter, amend or rescind any of these Bylaws. The Stockholders shall not make, repeal, alter, amend or rescind any of the provisions of these Bylaws except by the holders of not less than 66 2/3% of the total voting power of all shares of stock of the Corporation entitled to vote in the election of Directors, considered for purposes of this Article 9 as one class.

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